LINCOLN BENEFIT LIFE COMPANY
                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

                     SUPPLEMENT, DATED DECEMBER 2, 2011, TO
           THE INVESTOR'S SELECT VARIABLE UNIVERSAL LIFE PROSPECTUS;
             THE CONSULTANT VARIABLE UNIVERSAL LIFE PROSPECTUS; AND
             THE CONSULTANT SL VARIABLE UNIVERSAL LIFE PROSPECTUS.



This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable life contracts issued by Lincoln Benefit Life Company.

We have received notice that, effective December 2, 2011, the name of the Federated Capital Income Fund II was changed to the Federated Managed Volatility Fund II.

Due to this name change, the corresponding Federated Capital Income Fund II Sub-Account available for your product has changed its name to the Federated Managed Volatility Fund II Sub-Account effective December 2, 2011.

Please keep this supplement for future reference together with your prospectuses.